                                                                    EXHIBIT 10.1

                               PURCHASE AGREEMENT




                                     BETWEEN



                                AFS FUNDING CORP.
                                    PURCHASER





                      AMERICREDIT FINANCIAL SERVICES, INC.
                                     SELLER



                                      AND



                               CP FUNDING CORP.
                                    SELLER





                                  DATED AS OF
                               FEBRUARY 9, 1999

                               TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ARTICLE I.          DEFINITIONS................................................................................1

   SECTION 1.1        General..................................................................................1
   SECTION 1.2        Specific Terms...........................................................................1
   SECTION 1.3        Usage of Terms...........................................................................3
   SECTION 1.4        [Reserved]...............................................................................3
   SECTION 1.5        No Recourse..............................................................................3
   SECTION 1.6        Action by or Consent of Noteholders and Certificateholder................................3
   SECTION 1.7        Material Adverse Effect..................................................................3

ARTICLE II.         CONVEYANCE OF THE RECEIVABLES  AND THE OTHER
                    CONVEYED PROPERTY..........................................................................4

   SECTION 2.1        Conveyance of the Initial Receivables and the Initial Other Conveyed Property............4
   SECTION 2.2        Conveyance of the Subsequent Receivables and the Subsequent Other Conveyed
                         Property..............................................................................4

ARTICLE III.        REPRESENTATIONS AND WARRANTIES.............................................................4

   SECTION 3.1        Representations and Warranties of AFS....................................................4
   SECTION 3.2        Representations and Warranties of CP Funding.............................................6
   SECTION 3.3        Representations and Warranties of Purchaser..............................................8

ARTICLE IV.         COVENANTS OF SELLERS......................................................................10

   SECTION 4.1        Protection of Title of Purchaser........................................................10
   SECTION 4.2        Other Liens or Interests................................................................11
   SECTION 4.3        Costs and Expenses......................................................................11
   SECTION 4.4        Indemnification.........................................................................11

ARTICLE V.          REPURCHASES...............................................................................13

   SECTION 5.1        Repurchase of Receivables Upon Breach of Warranty.......................................13
   SECTION 5.2        Reassignment of Purchased Receivables...................................................15
   SECTION 5.3        Waivers.................................................................................15

ARTICLE VI.         MISCELLANEOUS.............................................................................15

   SECTION 6.1        Liability of Sellers....................................................................15
   SECTION 6.2        Merger or Consolidation of Sellers or Purchaser.........................................15
   SECTION 6.3        Limitation on Liability of Sellers and Others...........................................16
   SECTION 6.4        Sellers May Own Notes or the Certificate................................................16
   SECTION 6.5        Amendment...............................................................................16
   SECTION 6.6        Notices.................................................................................17
   SECTION 6.7        Merger and Integration..................................................................17
   SECTION 6.8        Severability of Provisions..............................................................17
   SECTION 6.9        Intention of the Parties................................................................17
   SECTION 6.10       Governing Law...........................................................................18
   SECTION 6.11       Counterparts............................................................................18

   SECTION 6.12       Conveyance of the Receivables and the Other Conveyed Property to the Issuer.............18
   SECTION 6.13       Nonpetition Covenant....................................................................18


SCHEDULES

Schedule A -- Schedule of Receivables from AFS
Schedule B -- Schedule of Receivables from CP Funding
Schedule C -- Representations and Warranties from AFS as to the Receivables

                              PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT, dated as of February 9, 1999, executed among AFS Funding Corp., a Nevada corporation, as purchaser ("Purchaser"), CP Funding Corp., a Nevada corporation, as seller ("CP Funding") and AmeriCredit Financial Services, Inc., a Delaware corporation, as seller ("AFS" and together with CP Funding, the "Sellers").

                             W I T N E S S E T H :

                  WHEREAS, Purchaser has agreed to purchase from the Sellers, and the Sellers, pursuant to this Agreement, are transferring to Purchaser the Initial Receivables and Other Conveyed Property and with respect to the Subsequent Receivables will transfer on the related Subsequent Transfer Date the Subsequent Receivables and the Subsequent Other Conveyed Property.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and the Sellers, intending to be legally bound, hereby agree as follows:

                                  ARTICLE I.

                                 DEFINITIONS

                  SECTION 1.1 General. The specific terms defined in this
                              -------
Article include the plural as well as the singular. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement dated as of February 9, 1999, by and among AFS Funding Corp. (as Seller), AmeriCredit Financial Services, Inc. (in its individual capacity and as Servicer), AmeriCredit Automobile Receivables Trust 1999-A (as Issuer) and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

                  SECTION 1.2 Specific Terms. Whenever used in this Agreement,
                              --------------
the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Agreement" shall mean this Purchase Agreement and all
                   ---------
amendments hereof and supplements hereto.

                  "Closing Date" means February 19, 1999.
                   ------------

                  "Initial Other Conveyed Property" means all property conveyed
                   -------------------------------
by the Sellers to the Purchaser pursuant to this Agreement other than the Initial Receivables.

                  "Initial Receivables" means the Receivables listed on the
                   -------------------
Schedules of Receivables attached hereto.

                  "Issuer" means AmeriCredit Automobile Receivables Trust
                   ------
1999-A.

                  "Other Conveyed Property" means all property conveyed by the
                   -----------------------
Purchaser to the Trust pursuant to Sections 2.1(b),(c),(d),(e),(f) and (h) of the Sale and Servicing Agreement.

                  "Owner Trustee" means Bankers Trust (Delaware), as Owner
                   -------------
Trustee appointed and acting pursuant to the Trust Agreement.

                  "Receivables" means the Initial Receivables and the Subsequent
                   -----------
Receivables.

                  "Related Documents" means, with respect to the Subsequent
                   -----------------
Receivables, the Subsequent Purchase Agreement, the Notes, the Certificate, the Custodian Agreement, the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Policy, the Spread Account Agreement, the Spread Account Agreement Supplement, the Insurance Agreement, the Lockbox Agreement and the Underwriting Agreement. The Related Documents to be executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

                  "Repurchase Event" means the occurrence of a breach of any of
                   ----------------
Sellers' representations and warranties hereunder or any other event which requires the repurchase of a Receivable by AFS under the Sale and Servicing Agreement.

                  "Sale and Servicing Agreement" means the Sale and Servicing
                   ----------------------------
Agreement referred to in Section 1.1 hereof.

                  "Schedule of Representations" means the Schedule of
                   ---------------------------
Representations and Warranties attached hereto as Schedule C.

                  "Schedules of Receivables" means the schedules of Initial
                   ------------------------
Receivables sold and transferred pursuant to this Agreement which are attached hereto as Schedules A and B.

                  "Subsequent Cutoff Date" means the date specified in the
                   ----------------------
related Subsequent Transfer Agreement, provided, however that such date shall be on or before the Subsequent Transfer Date.

                  "Subsequent Other Conveyed Property" means all property
                   ----------------------------------
conveyed by the Sellers to the Purchaser pursuant to the Subsequent Purchase Agreement other than the Subsequent Receivables.

                  "Subsequent Purchase Agreement" means an agreement by and
                   -----------------------------
between the Sellers and the Purchaser pursuant to which the Purchaser will acquire Subsequent Receivables.

                  "Subsequent Receivables" means the Receivables transferred to
                   ----------------------
the Purchaser pursuant to Section 2.2, which shall be listed on Schedules A and B to the related Subsequent Purchase Agreement.

                  "Subsequent Transfer Date" means, with respect to Subsequent
                   ------------------------
Receivables, any date, occurring not more frequently than once a month, during the Funding Period on which

Subsequent Receivables are to be transferred to the Purchaser pursuant to this Agreement, and a Subsequent Purchase Agreement is executed and delivered.

                  "Trust Collateral Agent" means Bank One, N.A., as trust
                   ----------------------
collateral agent and any successor trust collateral agent appointed and acting pursuant to the Sale and Servicing Agreement.

                  "Trustee" means Bank One, N.A., as trustee and any successor
                   -------
Trustee appointed and acting pursuant to the Indenture.

                  SECTION 1.3 Usage of Terms. With respect to all terms used in
                              --------------
this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

                  SECTION 1.4 [Reserved].

                  SECTION 1.5 No Recourse. Without limiting the obligations of
                              -----------
Sellers hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of Sellers, or of any predecessor or successor of Sellers.

                  SECTION 1.6 Action by or Consent of Noteholders and
                              ---------------------------------------
Certificateholder. Whenever any provision of this Agreement refers to action to
-----------------
be taken, or consented to, by Noteholders or the Certificateholder, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or the Certificateholder. Solely for the purposes of any action to be taken, or consented to, by Noteholders or the Certificateholder, any Note or Certificate registered in the name of the Sellers or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee, the Trustee or the Trust Collateral Agent, respectively, knows to be so owned shall be so disregarded.

                  SECTION 1.7 Material Adverse Effect. Whenever a determination
                              -----------------------
is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Policy.

                                  ARTICLE II.

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

                  SECTION 2.1 (a) Conveyance of the Initial Receivables and the
                                  ---------------------------------------------
Initial Other Conveyed Property. Subject to the terms and conditions of this
-------------------------------
Agreement, Sellers hereby sell, transfer, assign, and otherwise convey to Purchaser without recourse (but without limitation of its obligations in this Agreement), and Purchaser hereby purchases, all right, title and interest of Sellers in and to the Initial Receivables and the Initial Other Conveyed Property. It is the intention of Sellers and Purchaser that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Initial Receivables and the Initial Other Conveyed Property from Sellers to Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Initial Receivables and the Initial Other Conveyed Property shall not be part of Sellers' estates in the event of the filing of a bankruptcy petition by or against Sellers under any bankruptcy or similar law.

                  (b) Simultaneously with the conveyance of the Initial Receivables and the Initial Other Conveyed Property to Purchaser, Purchaser has paid or caused to be paid to or upon the order of (i) CP Funding an amount equal to the book value of the Initial Receivables sold by CP Funding, as set forth on the books and records of CP Funding, by wire transfer of immediately available funds, and (ii) AFS, an amount equal to the book value of the Initial Receivables sold by AFS, as set forth on the books and records of AFS, a portion by wire transfer of immediately available funds and the remainder as a contribution to the capital of the Purchaser (a wholly-owned subsidiary of AFS).

                  SECTION 2.2 (a) Conveyance of the Subsequent Receivables and
                                  --------------------------------------------
the Subsequent Other Conveyed Property. On each Subsequent Transfer Date and
--------------------------------------
simultaneously with the execution and delivery of the related Subsequent Purchase Agreement, the Sellers shall sell, transfer, assign, and otherwise convey to Purchaser without recourse (but without limitation of its obligations in this Agreement), and Purchaser shall purchase, all right, title and interest of Sellers in and to the Subsequent Receivables and the Subsequent Other Conveyed Property. It is the intention of Sellers and Purchaser that the transfer and assignment contemplated by such Agreement shall constitute a sale of the Subsequent Receivables and the Subsequent Other Conveyed Property from Sellers to Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Subsequent Receivables and the Subsequent Other Conveyed Property shall not be part of Sellers' estates in the event of the filing of a bankruptcy petition by or against Sellers under any bankruptcy or similar law.

                  (b) Simultaneously with the conveyance of the Subsequent Receivables and the Subsequent Other Conveyed Property to Purchaser, Purchaser shall pay or cause to be paid to or upon the order of (i) CP Funding an amount equal to the book value of the Subsequent Receivables sold by CP Funding, as set forth on the books and records of CP Funding, by wire transfer of immediately available funds, and (ii) AFS, an amount equal to the book value of the Subsequent Receivables sold by AFS, as set forth on the books and records of AFS, a portion by wire transfer of immediately available funds and the remainder as a contribution to the capital of the Purchaser (a wholly-owned subsidiary of AFS).

                                 ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.1 Representations and Warranties of AFS. AFS makes
                              -------------------------------------
the following representations and warranties as of the date hereof and as of the Subsequent Transfer Date, as the case may be, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property and in transferring the Receivables and the Other Conveyed Property to the Issuer under the Sale and Servicing Agreement and on which the Insurer will rely in issuing the Policies. Such representations are made as of the execution and delivery of this Agreement and as of the execution and delivery of any Subsequent Purchase Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and under any Subsequent Purchase Agreement, and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement. AFS and Purchaser agree that Purchaser will assign to Issuer all Purchaser's rights under this Agreement and that the Trustee will thereafter be entitled to enforce this Agreement against AFS in the Trustee's own name on behalf of the Noteholders.

                  (a) Schedule of Representations. The representations and
                      ---------------------------
         warranties set forth on the Schedule of Representations with respect to the Initial Receivables as of the date hereof, and with respect to the Subsequent Receivables as of the related Subsequent Transfer Date, are true and correct.

                  (b) Organization and Good Standing. AFS has been duly
                      ------------------------------
         organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

                  (c) Due Qualification. AFS is duly qualified to do business as
                      -----------------
         a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

                  (d) Power and Authority. AFS has the power and authority to
                      -------------------
         execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; AFS has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and AFS's Related Documents have been duly authorized by AFS by all necessary corporate action.

                  (e) Valid Sale; Binding Obligations. This Agreement and AFS's
                      -------------------------------
         Related Documents have been duly executed and delivered, shall effect a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against AFS and creditors of and purchasers from AFS; and this Agreement and AFS's Related Documents constitute legal, valid and binding obligations of AFS enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                (f) No Violation. The consummation of the transactions
                    ------------
         contemplated by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of AFS, or any indenture, agreement, mortgage, deed of trust or other instrument to which AFS is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Spread Account Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to AFS of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over AFS or any of its properties.

                (g) No Proceedings. There are no proceedings or investigations
                      --------------
         pending or, to AFS's knowledge, threatened against AFS, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over AFS or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by AFS of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or
         (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Sale and Servicing Agreement.

                (h) Chief Executive Office. The chief executive office of AFS
                    ----------------------
         is located at 200 Bailey Avenue, Fort Worth, Texas 76107-1220.

                  SECTION 3.2 Representations and Warranties of CP Funding. CP
                              --------------------------------------------
Funding makes the following representations and warranties as of the date hereof and as of the Subsequent Transfer Date, as the case may be, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property and in transferring the Receivables and the Other Conveyed Property to the Issuer under the Sale and Servicing Agreement and on which the Insurer will rely in issuing the Policies. Such representations are made as of the execution and delivery of this Agreement and as of the execution and delivery of any Subsequent Purchase Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other

Conveyed Property hereunder and under any Subsequent Purchase Agreement, and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement. CP Funding and Purchaser agree that Purchaser will assign to Issuer all Purchaser's rights under this Agreement and that the Trustee will thereafter be entitled to enforce this Agreement against CP Funding in the Trustee's own name on behalf of the Noteholders.

                  (a) Organization and Good Standing. CP Funding has been duly
                      ------------------------------
         organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

                  (b) Power and Authority. CP Funding has the power and
                      -------------------
         authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; CP Funding has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and CP Funding's Related Documents have been duly authorized by CP Funding by all necessary corporate action.

                  (c) Due Qualification. CP Funding is duly qualified to do
                      -----------------
         business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification

                  (d) Valid Sale; Binding Obligations.  This Agreement and CP
                      -------------------------------
         Funding's Related Documents have been duly executed and delivered, shall effect a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against CP Funding and creditors of and purchasers from CP Funding; and this Agreement and CP Funding's Related Documents constitute legal, valid and binding obligations of CP Funding enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) No Violation. The consummation of the transactions
                      ------------
         contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of CP Funding, or any indenture, agreement, mortgage, deed of trust or other instrument to which CP Funding is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Spread Account Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to CP Funding of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over CP Funding or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations
                      --------------
         pending or, to CP Funding's knowledge, threatened against CP Funding, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over CP Funding or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by CP Funding of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Sale and Servicing Agreement.

                  (g) Chief Executive Office. The chief executive office of CP
                      ----------------------
         Funding is located at 1325 Airmotive Way, Suite 130, Reno, Nevada
         89502.

                  SECTION 3.3 Representations and Warranties of Purchaser.
                              -------------------------------------------
Purchaser makes the following representations and warranties, on which Sellers rely in selling, assigning, transferring and conveying the Receivables and the Other Conveyed Property to Purchaser hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement.

                  (a) Organization and Good Standing. Purchaser has been duly
                      ------------------------------
         organized and is validly existing and in good standing as a corporation under the laws of the State of Nevada, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Receivables and the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

                  (b) Due Qualification. Purchaser is duly qualified to do
                      -----------------
         business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Purchaser's ability to acquire the Receivables or the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Purchaser's obligations hereunder and under the Purchaser's Related Documents.

                  (c) Power and Authority. Purchaser has the power, authority
                      -------------------
         and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Receivables and the Other Conveyed Property hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Purchaser by all necessary action.

                  (d) No Consent Required. Purchaser is not required to obtain
                      -------------------
         the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

                  (e) Binding Obligation. This Agreement constitutes a legal,
                      ------------------
         valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

                  (f) No Violation. The execution, delivery and performance by
                      ------------
         Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Sale and Servicing Agreement and the Spread Account Agreement), or violate any law, order, rule or regulation, applicable to Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser or any of its properties.

                  (g) No Proceedings. There are no proceedings or investigations
                      --------------
         pending, or, to the knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other

         Conveyed Property hereunder or the transfer of the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

                  In the event of any breach of a representation and warranty made by Purchaser hereunder, Sellers covenant and agree that they will not take any action to pursue any remedy that they may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes, Certificates, pass-through certificates or other similar securities issued by Purchaser, or a trust or similar vehicle formed by Purchaser, have been paid in full. Sellers and Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by Purchaser, Issuer or by the Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Certificateholder.

                                  ARTICLE IV.

                             COVENANTS OF SELLERS

                  SECTION 4.1 Protection of Title of Purchaser.
                              --------------------------------

                  (a) At or prior to the Closing Date, each Seller shall have filed or caused to be filed a UCC-1 financing statement, executed by such Seller as seller or debtor, naming Purchaser as purchaser or secured party and describing the Initial Receivables and the Initial Other Conveyed Property being sold by it to Purchaser as collateral, with the office of the Secretary of State of the State of Texas and in such other locations as Purchaser shall have required. At or prior to any Subsequent Transfer Date, each Seller shall file or cause to be filed a UCC-1 financing statement executed by such Seller, as seller or debtor, naming the Purchaser as purchaser or secured party and describing the Subsequent Receivables and the Subsequent Other Conveyed Property being sold by it to the Purchaser as collateral, with the office of the Secretary of State of the State of Texas and in such other locations as Purchaser shall require. From time to time thereafter, Sellers shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser under this Agreement, of the Issuer under the Sale and Servicing Agreement and of the Trust Collateral Agent under the Indenture in the Receivables and the Other Conveyed Property and in the proceeds thereof. Sellers shall deliver (or cause to be delivered) to Purchaser, the Trust Collateral Agent and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that either Seller fails to perform its obligations under this subsection, Purchaser, Issuer or the Trust Collateral Agent may do so, at the expense of such Seller.

                  (b) Sellers shall not change their name, identity, or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Sellers (or by Purchaser, Issuer or the Trust Collateral Agent on behalf of Sellers) in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless they shall have given Purchaser, Issuer and the Trust Collateral Agent at least 60 days' prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

                  (c) Sellers shall give Purchaser, the Issuer, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Trust Collateral Agent at least 60 days' prior written notice of any relocation of their principal executive offices, if as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. AFS shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

                  (d) Prior to the Closing Date and with respect to Subsequent Receivables, the Subsequent Transfer Date, AFS has maintained accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time as of or prior to the Closing Date and with respect to Subsequent Receivables, the Subsequent Transfer Date, the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the Principal Balance as of the Closing Date and with respect to Subsequent Receivables, the Subsequent Transfer Date. AFS shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to Purchaser, and the conveyance of the Receivables by Purchaser to the Issuer, AFS's master computer records (including archives) that shall refer to a Receivable indicate clearly that such Receivable has been sold to Purchaser and has been conveyed by Purchaser to the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on AFS's computer systems when, and only when, the Receivable shall become a Purchased Receivable or shall have been paid in full.

                  (e) If at any time Sellers shall propose to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle receivables to any prospective purchaser, lender or other transferee, Sellers shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Receivable (other than a Purchased Receivable), shall indicate clearly that such Receivable has been sold to Purchaser, sold by Purchaser to Issuer, and is owned by the Issuer.

                  SECTION 4.2 Other Liens or Interests. Except for the
                              ------------------------
conveyances hereunder, Sellers will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Receivables or the Other Conveyed Property or any interest therein, and Sellers shall defend the right, title, and interest of Purchaser and the Issuer in and to the Receivables and the Other Conveyed Property against all claims of third parties claiming through or under Sellers.

                  SECTION 4.3 Costs and Expenses. Sellers shall pay all
                              ------------------
reasonable costs and disbursements in connection with the performance of its obligations hereunder and under its Related Documents.

                  SECTION 4.4 Indemnification.
                              ---------------

                  (a) Sellers shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of Sellers' representations and warranties contained herein.

                  (b) Sellers shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by Sellers or any affiliate thereof of a Financed Vehicle.

                  (c) Sellers shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken, or failed to be taken, by it in respect of any portion of the Receivables other than in accordance with this Agreement or the Sale and Servicing Agreement.

                  (d) Sellers agree to pay, and shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any taxes that may at any time be asserted against Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Receivables and the Other Conveyed Property to Purchaser and by Purchaser to the Issuer or the issuance and original sale of the Notes or issuance of the Certificate, or asserted with respect to ownership of the Receivables and Other Conveyed Property which shall be indemnified by Sellers pursuant to clause (e) below, or federal, state or other income taxes, arising out of distributions on the Notes or the Certificate or transfer taxes arising in connection with the transfer of the Notes or the Certificate) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Sellers under this Agreement or imposed against such Persons.

                  (e) Sellers agree to pay, and to indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from, any taxes which may at any time be asserted against such Persons with respect to, and as of the date of, the conveyance or ownership of the Receivables or the Other Conveyed Property hereunder and under any Subsequent Purchase Agreement and the conveyance or ownership of the Receivables under the Sale and Servicing Agreement or the issuance and original sale of the Notes or the issuance of the Certificate, including, without limitation, any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes, arising out of the transactions contemplated hereby or transfer taxes arising in connection with the transfer of the Notes or the Certificate) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Sellers under this Agreement or imposed against such Persons.

                  (f) Sellers shall defend, indemnify, and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders or the Certificateholder through the negligence, willful misfeasance, or bad faith of Sellers in the performance of their duties under this Agreement or by reason of reckless disregard of Sellers' obligations and duties under this Agreement.

                  (g) Sellers shall indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense incurred by reason of the violation by Sellers of federal or state securities laws in connection with the registration or the sale of the Notes.

                  (h) Sellers shall indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense imposed upon, or incurred by, Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders or the Certificateholder as result of the failure of any Receivable, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

                  (i) Sellers shall defend, indemnify, and hold harmless Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of Sellers' trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of Purchaser.

                  (j) Sellers shall indemnify the Owner Trustee and its officers, directors, successors, assigns, agents and servants jointly and severally with the Purchaser pursuant to Section 7.2 of the Trust Agreement.

                  Indemnification under this Section 4.4 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive payment of the Notes and the Certificate. The indemnity obligations hereunder shall be in addition to any obligation that Sellers may otherwise have.

                                  ARTICLE V.

                                 REPURCHASES

                  SECTION 5.1 Repurchase of Receivables Upon Breach of Warranty.
                              -------------------------------------------------
Upon the occurrence of a Repurchase Event, AFS shall, unless the breach which is the subject of such Repurchase Event shall have been cured in all material respects, repurchase the Receivable relating thereto from the Issuer and, simultaneously with the repurchase of the Receivable, AFS shall deposit the Purchase Amount in full, without deduction or offset, to the Collection Account, pursuant to Section 3.2 of the Sale and Servicing Agreement. It is understood and agreed that, except as set forth in Section 6.1 hereof, the obligation of AFS to repurchase any Receivable, as to which a breach occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy against AFS for such breach available to Purchaser, the Issuer, the Insurer, the Backup Servicer, the Noteholders, the Certificateholder, the Trust Collateral Agent on behalf of the Noteholders or the Owner Trustee on behalf of the Certificateholder. The provisions of this Section 5.1 are intended to grant the Issuer and the Trust Collateral Agent a direct right against AFS to demand performance hereunder, and in connection therewith, AFS waives any requirement of prior demand against Purchaser with respect to such repurchase obligation. Any such repurchase shall take place in the manner specified in Section 3.2 of the Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Sale and Servicing Agreement to the contrary, the obligation of AFS under this Section shall not terminate upon a termination of AFS as Servicer under the Sale and Servicing Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or Purchaser to perform any of their respective obligations with respect to such Receivable under the Sale and Servicing Agreement.

                  In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by AFS, AFS shall indemnify the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Insurer, the Noteholders and the Certificateholder from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such Repurchase Events.

                  SECTION 5.2 Reassignment of Purchased Receivables. Upon
                              -------------------------------------
deposit in the Collection Account of the Purchase Amount of any Receivable repurchased by AFS under Section 5.1 hereof, Purchaser and the Issuer shall take such steps as may be reasonably requested by AFS in order to assign to AFS all of Purchaser's and the Issuer's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to Purchaser and the Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of Purchaser or the Issuer. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that AFS may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, Purchaser and the Issuer shall, at the expense of AFS, take such steps as AFS deems reasonably necessary to enforce the Receivable, including bringing suit in Purchaser's or in the Issuer's name.

                  SECTION 5.3 Waivers. No failure or delay on the part of
                              -------
Purchaser, or the Issuer as assignee of Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                  ARTICLE VI.

                                 MISCELLANEOUS

                  SECTION 6.1 Liability of Sellers. Sellers shall be liable in
                              --------------------
accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by Sellers and the representations and warranties of Sellers.

                  SECTION 6.2 Merger or Consolidation of Sellers or Purchaser.
                              -----------------------------------------------
Any corporation or other entity (i) into which Sellers or Purchaser may be merged or consolidated, (ii) resulting from any merger or consolidation to which Sellers or Purchaser is a party or (iii) succeeding to the business of Sellers or Purchaser, in the case of Purchaser, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in Purchaser's certificate of incorporation, provided that in any of the foregoing cases such corporation shall execute an agreement of assumption to perform every obligation of Sellers or Purchaser, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to Sellers or Purchaser, as the case may be, hereunder (without relieving Sellers or Purchaser of their responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement. Notwithstanding the foregoing, so long as an Insurer Default shall not have occurred and be continuing, Purchaser shall not merge or consolidate with any other Person or permit any other Person to become the successor to Purchaser's business without the prior written consent of the Insurer. Sellers or Purchaser shall promptly inform the other party, the Issuer, the Trust Collateral Agent, the Owner Trustee and, so long as an Insurer Default shall not have occurred and be continuing, the Insurer of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1,
3.2 and 3.3 of this Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an event of default under the Insurance Agreement, shall have occurred and be continuing, (y) Sellers or Purchaser, as applicable, shall have delivered written notice of such consolidation, merger or purchase and assumption to the Rating Agencies prior to the consummation of such transaction and shall have delivered to the Issuer and the Trust Collateral Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) Sellers or Purchaser, as applicable, shall have delivered to the Issuer and the Trust Collateral Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer and the Trust Collateral Agent in the Receivables and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

                  SECTION 6.3 Limitation on Liability of Sellers and Others.
                              ---------------------------------------------
Sellers and any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Sellers shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

                  SECTION 6.4 Sellers May Own Notes or the Certificate. Subject
                              ----------------------------------------
to the provisions of the Sale and Servicing Agreement, Sellers and any Affiliate of Sellers may in their individual or any other capacity become the owner or pledgee of Notes or the Certificate with the same rights as they would have if they were not Sellers or an Affiliate thereof.

                  SECTION 6.5 Amendment.
                              ---------

                  (a) This Agreement may be amended by Sellers and Purchaser with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) but without the consent of the Trust Collateral Agent, the Owner Trustee, the Certificateholder or any of the Noteholders (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Issuer, the Owner Trustee and the Trust Collateral Agent, adversely affect in any material respect the interests of any Certificateholder or Noteholder.

                  (b) This Agreement may also be amended from time to time by Sellers and Purchaser, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of the Trust Collateral Agent and, if required, the Certificateholder and the Noteholders, in accordance with the Sale and Servicing Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholder or Noteholders; provided, however, the Sellers provide the Trust Collateral Agent with
         --------  -------
         an Opinion of Counsel, (which may be provided by the Sellers' internal counsel) that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate.

                  (c) Prior to the execution of any such amendment or consent, Sellers shall have furnished written notification of the substance of such amendment or consent to each Rating Agency.

                  (d) It shall not be necessary for the consent of Certificateholder or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholder or Noteholders shall be subject to such reasonable requirements as the Trust Collateral Agent may prescribe, including the establishment of record dates. The consent of a Holder of a Certificate or a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note.

                  SECTION 6.6 Notices. All demands, notices and communications
                              -------
to Sellers or Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of Sellers, to AmeriCredit Financial Services, Inc., 200 Bailey Avenue, Fort Worth, Texas 76107-1220, Attention: Chief Financial Officer, or (b) in the case of Purchaser, to AFS Funding Corp., 1325 Airmotive Way, Reno, Nevada 89502, Attention: Chief Financial Officer, or such other address as shall be designated by a party in a written notice delivered to the other party or to the Issuer, Owner Trustee or the Trust Collateral Agent, as applicable.

                  SECTION 6.7 Merger and Integration. Except as specifically
                              ----------------------
stated otherwise herein, this Agreement and Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  SECTION 6.8 Severability of Provisions. If any one or more of
                              --------------------------
the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 6.9 Intention of the Parties. The execution and
                              ------------------------
delivery of this Agreement shall constitute an acknowledgment by Sellers and Purchaser that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Sellers to Purchaser, and that the Receivables and the Other Conveyed Property shall not be a part of Sellers' estates in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to Sellers. In the event that such conveyance is determined to be made as security for a loan made by Purchaser, the Issuer, the Noteholders or the Certificateholder to Sellers, the parties intend that Sellers shall have granted to Purchaser a security interest in all of Sellers' right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to Section 2.1 hereof, and that this Agreement shall constitute a security agreement under applicable law.

                  SECTION 6.10 Governing Law. This Agreement shall be construed
                               -------------
in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

                  SECTION 6.11 Counterparts. For the purpose of facilitating the
                               ------------
execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  SECTION 6.12 Conveyance of the Receivables and the Other
                               -------------------------------------------
Conveyed Property to the Issuer. Sellers acknowledge that Purchaser intends,
-------------------------------
pursuant to the Sale and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Issuer on the date hereof and on the Subsequent Transfer Date in the case of Subsequent Receivables. Sellers acknowledge and consent to such conveyance and pledge and waive any further notice thereof and covenant and agree that the representations and warranties of Sellers contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Insurer, the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder. In furtherance of the foregoing, Sellers covenant and agree to perform their duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Insurer, the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder and that, notwithstanding anything to the contrary in this Agreement, Sellers shall be directly liable to the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder (notwithstanding any failure by the Servicer, the Backup Servicer or the Purchaser to perform their respective duties and obligations hereunder or under Related Documents) and that the Trust Collateral Agent may enforce the duties and obligations of Sellers under this Agreement against Sellers for the benefit of the Insurer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder.

                  SECTION 6.13 Nonpetition Covenant. Neither Purchaser nor
                               --------------------
Sellers shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Issuer or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser or the Issuer.

                  IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                            AFS FUNDING CORP., as Purchaser

                            By /s/ Preston A. Miller
                               ------------------------------------------------
                                 Name:   Preston A. Miller
                                 Title:  Executive Vice President and Treasurer

                            AMERICREDIT FINANCIAL SERVICES,

                                 INC., as Seller

                            By /s/ Preston A. Miller
                               ------------------------------------------------
                                 Name:   Preston A. Miller
                                 Title:  Executive Vice President and Treasurer

                            CP FUNDING CORP., as Seller

                            By /s/ Preston A. Miller
                               ------------------------------------------------
                                 Name:   Preston A. Miller
                                 Title:  Executive Vice President and Treasurer

Accepted:

BANK ONE, N.A.,
as Trustee and Trust Collateral Agent


By /s/ John Rothrock
   ----------------------------
     Name: John Rothrock
     Title: Authorized Officer

                             [Purchase Agreement]

                                   SCHEDULE A

                        SCHEDULE OF RECEIVABLES FROM AFS

                                   SCHEDULE B

                     SCHEDULE OF RECEIVABLES FROM CP FUNDING

                    SCHEDULE C (TO THE PURCHASE AGREEMENT)

                       REPRESENTATIONS AND WARRANTIES OF
                       ---------------------------------

             AMERICREDIT FINANCIAL SERVICES, INC. ("AMERICREDIT")
             ----------------------------------------------------

        1. Characteristics of Receivables. Each Receivable (A) was originated by
           ------------------------------
a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in accordance with AmeriCredit's credit policies and such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased by AmeriCredit from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with AmeriCredit and was validly assigned by such Dealer to AmeriCredit pursuant to a Dealer Assignment,
(B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (C) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (D) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File relating thereto.

        2. No Fraud or Misrepresentation. Each Receivable was originated by a
           -----------------------------
Dealer and was sold by the Dealer to AmeriCredit and by AmeriCredit either (A) to AFS Funding Corp. ("AFS Funding") or (B) to CP Funding Corp. ("CP Funding") and by CP Funding to AFS Funding without any fraud or misrepresentation on the part of such Dealer in any case.

        3. Compliance with Law. All requirements of applicable federal, state
           -------------------
and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z" (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

        4. Origination. Each Receivable was originated in the United States.
           -----------

        5. Binding Obligation. Each Receivable represents the genuine, legal,
           ------------------
valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

        6. No Government Obligor. No Obligor is the United States of America or
           ---------------------
any State or any agency, department, subdivision or instrumentality thereof.

        7. Obligor Bankruptcy. At the related Cutoff Date no Obligor had been
           ------------------
identified on the records of AmeriCredit as being the subject of a current bankruptcy proceeding.

        8. Schedules of Receivables. The information set forth in the Schedules
           ------------------------
of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the related Cutoff Date.

        9. Marking Records. By the Closing Date or Subsequent Transfer Date, as
           ---------------
applicable, AmeriCredit will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold to AFS Funding by either AmeriCredit or CP Funding and resold by the AFS Funding to the Trust in accordance with the terms of the Sale and Servicing Agreement.

        10. Computer Tape. The Computer Tape made available by AmeriCredit to
            -------------
AFS Funding and to the Trust on the Closing Date or Subsequent Transfer Date, as applicable, was complete and accurate as of the related Cutoff Date and includes a description of the same Receivables that are described in the Schedules of Receivables.

        11. Adverse Selection. No selection procedures adverse to the
            -----------------
Noteholders or the Insurer were utilized in selecting the Receivables from those receivables owned by either AmeriCredit or CP Funding which met the selection criteria contained in the Sale and Servicing Agreement.

        12. Chattel Paper. The Receivables constitute chattel paper within the
            -------------
meaning of the UCC as in effect in the States of Texas and New York.

        13. One Original. There is only one original executed copy of each
            ------------
Receivable.

        14. Receivable Files Complete. There exists a Receivable File pertaining
            -------------------------
to each Receivable and such Receivable File contains (a) a fully executed original of the Receivable, (b) the original executed credit application, or a copy thereof and (c) the original Lien Certificate or application therefor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Receivable File for each Receivable currently is in the possession of the Custodian.

        15. Receivables in Force. No Receivable has been satisfied, subordinated
            --------------------
or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

        16. Lawful Assignment. No Receivable was originated in, or is subject to
            -----------------
the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes.

        17. Good Title. Immediately prior to the conveyance of the Receivables
            ----------
to AFS Funding pursuant to this Agreement or Subsequent Purchase Agreement, as applicable, either AmeriCredit or CP Funding was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by both AmeriCredit and CP Funding, AFS Funding shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. Neither AmeriCredit nor CP Funding has taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.

        18. Security Interest in Financed Vehicle. Each Receivable created or
            -------------------------------------
shall create a valid, binding and enforceable first priority security interest in favor of either AmeriCredit or CP Funding in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date or Subsequent Transfer Date, as applicable, and will show AmeriCredit named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AmeriCredit has received written evidence from the related Dealer that such Lien Certificate showing AmeriCredit as first lienholder has been applied for and AmeriCredit's security interest has been validly assigned by AmeriCredit either (A) to AFS Funding or (B) to CP Funding and by CP Funding to AFS Funding pursuant to this Agreement. Immediately after the sale, transfer and assignment thereof by either AmeriCredit or CP Funding to AFS Funding, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of AFS Funding as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the related Cutoff Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

        19. All Filings Made. All filings (including, without limitation, UCC
            ----------------
filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give AFS Funding a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

        20. No Impairment. Neither AmeriCredit nor CP Funding have done anything
            -------------
to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust, the Insurer, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof.

        21. Receivable Not Assumable. No Receivable is assumable by another
            ------------------------
Person in a manner which would release the Obligor thereof from such Obligor's obligations to AmeriCredit with respect to such Receivable.

        22. No Defenses. No Receivable is subject to any right of rescission,
            -----------
setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

        23. No Default. There has been no default, breach, violation or event
            ----------
permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the related Cutoff Date no Financed Vehicle had been repossessed.

        24. Insurance. At the time of a purchase of a Receivable by AmeriCredit
            ---------
from a Dealer, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AmeriCredit as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the related Cutoff Date.

        25. Past Due. At the related Cutoff Date no Receivable was more than 30
            --------
days past due.

        26. Remaining Principal Balance. At the related Cutoff Date the
            ---------------------------
Principal Balance of each Receivable set forth in the Schedules of Receivables is true and accurate in all material respects.

        27. Certain Characteristics of Initial Receivables. (A) Each Initial
            ----------------------------------------------
Receivable had a remaining maturity, as of the Initial Cutoff Date, of not more than 72 months; (B) each Receivable had an original maturity of not more than 72 months; (C) each Initial Receivable had a remaining Principal Balance as of the Initial Cutoff Date of at least $250 and not more than $30,000; (D) each Initial Receivable has an Annual Percentage Rate of at least 9.00% and not more than 32.00%; (E) no Initial Receivable was more than 30 days past due as of the Initial Cutoff Date and (F) no funds have been advanced by AmeriCredit, any Dealer, or anyone acting on behalf of any of them in order to cause any Initial Receivable to qualify under clause (E) above.

                                       5